UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 11, 2005

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 11, 2005, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. TO WEBCAST AND TELECONFERENCE FINANCIAL ANALYST PRESENTATION ON WEDNESDAY, MAY 18, 2005

HONOLULU — Hawaiian Electric Industries, Inc. (NYSE - HE) today announced that its Wednesday, May 18, 2005, financial analyst presentation in New York will be broadcast live on its website and via teleconference beginning at approximately 1:00 p.m. EST. The event can be accessed through HEI’s website at http://www.hei.com or by dialing (800) 265-0241, passcode: 83414985 for the teleconference call.

An online replay will be available at the same website beginning about two hours after the event. Replays of the teleconference call will also be available approximately two hours after the event through Wednesday, June 1, 2005, by dialing (888) 286-8010, pass code: 10062785.

Representing management on the webcast/teleconference call will be Robert F. Clarke, chairman, president and chief executive officer, Hawaiian Electric Industries, Inc.; T. Michael May, president and chief executive officer, Hawaiian Electric Company, Inc.; and Constance H. Lau, president and chief executive officer, American Savings Bank, F.S.B.

HEI supplies power to over 400,000 customers or 93% of the Hawaii electric public utility market through its electric utilities, Hawaiian Electric Company, Hawaii Electric Light Company and Maui Electric Company, and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, the state’s third largest financial institution based on asset size.

Forward-Looking Statements

The webcast/teleconference call may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements should be read in conjunction with “Cautionary Statements and Risk Factors that May Affect Future Results” discussion (incorporated by reference herein) set forth on page iv of HEI’s Form 10-Q for the quarter ended March 31, 2005, and in HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of the webcast/teleconference call.

###

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ Eric K. Yeaman	/s/ Tayne S. Y. Sekimura
Eric K. Yeaman	Tayne S. Y. Sekimura
Financial Vice President, Treasurer	Financial Vice President
and Chief Financial Officer	(Principal Financial Officer of HECO)
(Principal Financial Officer of HEI)	Date: May 12, 2005
Date: May 12, 2005

2